UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21571

The Rogé Partners Funds

(Exact name of registrant as specified in charter)

603 Johnson Avenue, Suite 103, Bohemia, NY 11716

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-218-0077

Date of fiscal year end:

6/30

Date of reporting period: 12/31/07

Item 1.  Reports to Stockholders.

Rogé Partners Fund Rogé Select Opportunities Fund Semi-Annual Report December 31, 2007 Investment Manager R.W. Rogé & Company, Inc. 630 Johnson Avenue, Suite 103 Bohemia, NY 11716 1-888-800-ROGÉ

Rogé Partners Funds
SHAREHOLDER LETTER
December 31, 2007

Dear Shareholder,

After experiencing a volatile year the market remained resilient in the face of credit dislocations, increasing oil prices, and global instability. The market in 2007 was frustrating to navigate. We have never had a year in which the equity markets posted a gain, yet felt like an outright bear market. During the year the market did experience a correction – defined as a decline of 10% –  in November after setting an all-time high in early October.

Through the year we focused on well-financed, dividend paying large-cap stocks. We executed on this strategy back in 2006 for the Roge Partners Fund, underweighting small-cap funds and, to a lesser extent, mid-cap funds. We continued with this strategy throughout the year. Although this approach initially worked against our performance in 2006 and the beginning of 2007, small-cap funds began to languish in the face of an expected economic slowdown. The thesis here was that the U.S. deficit was setting the stage for instability as it hit record highs, particularly if the economy entered a state of maturity, which we believe it has already done. We will discuss the areas of the world that we feel offer more favorable opportunity than the U.S. later.

Another area that we had exposure to throughout the year was energy and natural resources, which contributed nicely to our overall performance. The disparity between supply and demand for these finite resources has pushed the price of many commodities to all-time highs. The reason for the increase in prices for many of these natural resource-based stocks is three-fold. First, money is simply going into the asset class through both straight equity investing (that is, the stock market) and private investment. Second, a shortage of qualified labor has put a limit on increasing supply in a timely fashion. And third, there is continuing heavy demand for these natural resources in emerging economies such as China, India and Brazil. A coalescence of these three separate but related factors in the commodities industry can most easily be seen at the gas pump: the price per gallon of regular gas has increased nearly 40% from $2.15 to $3.00.

Other commodities that experienced increases include gold, copper and potash. Gold’s value increased due to a number of factors including traditional role as a hedge in times of economic uncertainty, a hedge against a declining U.S. dollar, and an increased demand as a store of value and social symbolism in countries like India. Copper prices continued to increase even in the face of a housing slowdown in the U.S., mainly due to growing demand overseas. Copper is used in many different construction components such as wiring and piping. Potash, or potassium, is an organic compound that is used in nitrogen-based fertilizers. Because of the government’s efforts to promote energy independence, subsidies are given to farmers to produce more corn for ethanol and bio-diesel. One characteristic of corn cultivation is that it needs substantial amounts of

Rogé Partners Funds
SHAREHOLDER LETTER (Continued)
December 31, 2007

nitrogen to produce healthy crops. This has artificially pushed the prices of nitrogen-based fertilizer to record levels and has caused ripple effects throughout the economy in the form of higher priced agricultural goods.

Two disappointments throughout the year for the Roge Partners Fund was our position in the Matthew 25 Fund (MXXVX)i and the Weitz Partners III Opportunity Fund (WPOPX)ii. Both of these funds declined for the year due to their position in financial stocks. Financial stocks are an awfully tricky area to invest. They typically have low margins and, to compensate, borrow large sums to elevate profitability. As such, they rely on continuing access to capital for their future growth. Unfortunately, the risk-averse capital markets typically are happy to lend when nobody really needs it and tend to tighten up when credit is most needed.

At the beginning of 2007, based on valuations, growth rates and the prospects for a declining U.S. dollar, we expect international investing to remain lush with opportunities. Foreign investments paid off in 2007 as many of our international mutual fund picks outperformed the U.S. markets. However, we were disappointed that some of our recommended funds didn’t perform as well as the international averages. Digging deeper, we surmise there is little cause for concern, largely due to the fact that many of the funds we invested in carried a good amount of cash in their portfolio, waiting for bargains (or for the proverbial “fat pitch” to be thrown). But the bargains turned out to be few and the funds subsequently underperformed. We are happier owning a fund that’s up 10% for the year with 50% cash in its portfolio, than owning a fund that is up 15% for the year and is fully invested, in that the manager with net cash in the portfolio was a superior stock picker with an internal rate of return closer to 20%. In addition, in the event of a downturn, the manager with excess cash has substantial flexibility to not only weather the storm but also to invest the extra cash in undervalued stocks.

Outlook 2008:

We believe that 2008 may shape up to be another average year, with domestic equities returning in the mid to single digits, international equities slightly higher in the upper single to lower double digits and emerging market retuning well into the teens.

We arrive at our domestic equity number by looking at the historical returns in combination with current valuations and our assessment of the state of the economy. Historically the S&P 500 has returned in the high single digits, including dividends, since 1970. The P/E ratio is around 14 times earnings, approximating the historic average but low for the recent decade. While the economy is slowing, it is still growing, with global growth, particularly in emerging areas of the world, strong.

Rogé Partners Funds
SHAREHOLDER LETTER (Continued)
December 31, 2007

Breaking the analysis down further, we expect domestic small-cap may continue to underperform due to overvaluation, reliance on a shrunken credit market and limited market access overseas. In the meantime, large-cap exporters have been greatly helped by a weak dollar. Consequently we believe that large-cap domestic stocks, which are fairly priced in our view, may offer the best value at the moment.

You may ask, “Why such a low number for domestic equity returns?” The answer is that we believe the market will eventually settle back down to its historic rate of return following the prolonged equity bull market of the 1990s. The market is unlikely to revisit those returns, at least for some time. The U.S. economy is mature and has an aging population, unlike most emerging market economies around the world. This will likely put pressure on the U.S. economy and, in turn, equity valuations and prospects for future growth.

Many so-called market experts, chief investment strategists, forecasters, hedge fund managers, market pundits or, as we like to call them, manic depressives are predicting a recession over the coming year. They cite the slowdown in housing, excessive consumer debt and tight credit markets as ingredients for a major downturn. These problems are real and significant, but they are dwarfed by the overall economy. Jobs from housing are less than one-third of those generated by export-oriented sectors. The average consumer credit card debt is approximately $2,200iii  and approximately 60% of credit card users pay their balance in full each monthiv. Finally, financial firms that might be hit with a tight credit market will be bought out or else bailed out by foreign investors.

Sovereign wealth funds – large investment pools controlled by foreign governments – will likely be the savior of our financial system, if in fact our financial system needs saving. Unlike the U.S. which is a debtor nation, some countries overseas are awash with capital to invest. With these SWFs controlling $2.5 trillion today (and expected to grow to $27.7 trillion by 2022, according to Morgan Stanley), they will be looking to invest these assets in name-brand institutions that need capital. In this case, financial institutions such as Citigroup, Merrill Lynch and Morgan Stanley have received major infusions over the past quarter. The United Arab Emirates alone could purchase all of Citigroup’s shares for roughly $150 billion and still have $725 billion left to invest. Theoretically, the United Arab Emirates sovereign fund could purchase the top five financial institutions in the U.S., which includes Bank of America, Citigroup, the insurer AIG, JP Morgan and Wells Fargo for approximately $747 billion and still have a $150 billion capital surplus. In addition, the falling U.S. dollar only makes these assets more attractive to outside investors on a currency-to-currency basis.

Rogé Partners Funds
SHAREHOLDER LETTER (Continued)
December 31, 2007

So how will we be positioning the Fund for the 2008 calendar year? Most of the main themes from 2007 remain the same, which means a focus on international investing, large-cap domestic equities, energy, and natural resources. New additions to the strategy this year include an overweight position in growth stocks (and, conversely, less on value) and a position in several region-specific emerging market funds.

We still believe that international stocks offer a better value relative to domestic equities. This is due to lower valuations and higher growth rates for foreign companies. In addition, the falling U.S. dollar boosts international investing returns as foreign currencies appreciate against the U.S. dollar, which they did in 2007. In particular, we like Asia, a region with a young and educated work force. South Korea, Vietnam and Thailand have made strides in developing economies with strong capitalist elements. Among other initiatives, these governments have sought to attract capital while creating competitive economic advantages, particularly in the manufacturing sector. Japan may finally be transitioning out of stagnancy with controlled inflation and rising real estate prices.

Domestic large-cap stock valuations, we believe, still offer a good relative value versus small-cap companies. Typically, larger companies are better capitalized and have access to credit at a lower cost than smaller companies. And again, larger companies may have more exposure to international sales, which are growing faster than here in the U.S. Valuations of large-cap stocks are still near two decade lows. Institutional investors have moved the money out of this lagging asset class, which they likely overweighted in 1999 and 2000. Instead, a lot of money flowed into private equity and hedge funds, which, using derivatives and other forms of financial leverage produced much better returns over the past six years. Retail investors have sold out of large-cap holdings in favor of both hedge funds and small-cap equity, again chasing the best return over the past six years. Although large-cap stock outperformed for the first time in years, we still believe there is plenty of room to run in this asset class.

We believe there is still a disconnect between the supply and demand for natural resources around the globe and particularly in China, India and Brazil. Those three countries are expanding so quickly that global natural resource companies are having trouble providing adequate supply. There are a number of reasons why production increases are not on the immediate horizon. For one, there is a lack of a qualified labor firms can hire. This is creating major bottlenecks on new capital projects aimed at increasing production. Two, insufficient labor is hindering efforts to uncover new reserves natural resources. Three, scarcity of spare parts used for industrial machinery.

Rogé Partners Funds
SHAREHOLDER LETTER (Continued)
December 31, 2007

We also believe oil and gas prices will continue to increase. In part that’s because we don’t think the government has adequately considered the consequences of its current energy independence policy. The current focus is on ethanol production here in the U.S., and on the surface this made sense since corn is a large part of the U.S. agricultural portfolio. Unfortunately, the policy makers didn’t do much more than scratch the surface in terms of analyzing the flow-through consequences on the environment, prices of other agricultural goods and the efficiency of ethanol and bio-diesel versus other crops that have higher fuel output and less fertilizer needs.

It remains to be seen if any action will be taken by a new administration. All candidates have a plan for energy independence, and all seem to incorporate nearly identical plans at this point. A reliance on the same energy policy of favoring an ineffectual source of cellulose – such as corn, which requires potash for fertilizer and natural gas for distillation – to produce ethanol augers well for investors in natural gas, natural gas infrastructure and services, fertilizer companies, and potash mining companies.

A new strategy for 2008 is an emphasis on growth-oriented companies. Money has been flowing out of the large-cap area of the market, and in particular the large-cap growth area of the market due to excessive valuations during the stock market bubble in the late 1990s. Over the past seven years, the fundamentals of these businesses have continued to improve while the valuations of these firms have declined. In some cases the stock prices are 50% lower now than they where seven years ago. Now that valuations have come back to earth our underlying fund managers have the opportunity to buy growth companies at a reasonable price. And if our thesis about a mature and slowing U.S. economy hold true then the market may put a premium on companies with sustainable franchises that continue to grow.

The second new strategy for 2008 is region-specific mutual funds, which may benefit from particular macro-economic trends in Asia, the Middle East, and South African region. Many institutions either are much too large to access the liquidity needed to invest in these areas or have mandates that prevent them from investing in what is called “frontier markets.” That is, true emerging market economies with very small, semi-regulated stock markets. Despite some notions that many of these economies are light years behind the U.S. in terms of law and regulation, they are not. We would roughly equate conditions in these markets with what existed in the U.S. during the Industrial Revolution, with similar potential for growth.

Rogé Partners Funds
SHAREHOLDER LETTER (Continued)
December 31, 2007

In Asia, we have already discussed some reasons why we like the area, including valuations, growth prospects and a young and educated work force. In the Middle East, as well as South Africa, there has been a lack of capital investment despite record commodity and (in the case of South Africa) agricultural prices. Consequently, this has led to accelerating wealth creation, increased spending and improved diets with all the societal benefits that implies.

We currently have the opportunity to act with the foresight and tap into a nascent economic expansion in those regions. We have researched ways to invest in these regions and we will look to add opportunistically to these positions over the next couple of quarters.

Sincerely,

Ronald W. Rogé, MS, CFP®

Steven M. Rogé, CMFC®

Co-Portfolio Manager

Co-Portfolio Manager

i Matthew 25 Fund comprised 2.99% of the Rogé Partners Fund’s net assets as of December 31, 2007

ii Weitz Partners III Opportunity comprised 3.21% of the Rogé Partners Fund’s net assets as of December 31, 2007

iii Source: MSN Money

iv Source: Federal Reserve Bank of Philadelphia

Investors should carefully consider the investment objectives, risks, charges and expenses of the Rogé Partners Funds carefully before investing. Other fees and expenses do apply to continued investment in the fund. The prospectus contains this and other information about the funds and is available online at www.rogepartnersfunds.com or by calling 888-800-ROGE. The fund’s prospectus should be read carefully before investing.

The Rogé Partners Funds are distributed by Aquarius Fund Distributors, LLC member FINRA/SIPC.

0198-AFD-2/26/2008

Rogé Partners Funds
PORTFOLIO REVIEW
December 31, 2007 (Unaudited)

The Fund’s performance figures* for the year ending December 31, 2007, compared to its benchmarks:

	Six Months	One Year	Three Year	Inception** – December 31, 2007 (Annualized)	Inception** – December 31, 2007 (Cumulative Return)
The Rogé Partners Fund	-4.31%	2.77%	11.00%	13.52%	50.98%
S&P 500 Index	-1.37%	5.49%	8.62%	10.39%	37.89%
MSCI World Index	-0.12%	9.04%	12.75%	15.16%	58.19%

Comparison of the Change in Value of a $10,000 Investment

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2008, to ensure that the net annual fund operating expenses will not exceed 1.99% for the  Fund, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 2.93%. Please review the Fund's prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-800-ROGE.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. The “World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

** Inception date is October 1, 2004.

                                                                                The Fund’s Top Ten Sectors are as follows:

Sectors	Percentage of Net Assets
Value Equity Mutual Funds	28.45%
Growth Equity Mutual Funds	13.66%
Diversified Financials	11.35%
International Equity Mutual Funds	10.74%
Blend Equity Mutual Funds	7.33%
Insurance	5.44%
Limited Partnership	3.31%
Money Management	3.14%
Broadcast Services/Media	3.13%
Investment Companies	3.04%
Other/Cash & Equivalents	10.41%
100.00%

Investors should carefully consider the investment objectives, risks, charges and expenses of the Rogé Partners Funds. This and other important information about the Rogé Partners Funds is contained in the prospectus, which can be obtained by calling toll free: 1-888-800-ROGE. The prospectus should be read carefully before investing.

The Rogé Partners Funds are distributed by Aquarius Fund Distributors, LLC. Member FINRA/SIPC

Rogé Partners Funds
PORTFOLIO REVIEW
December 31, 2007 (Unaudited)

The Fund’s performance figures* for the year ending December 31, 2007, compared to its benchmarks:

	Three Months	Inception** – December 31, 2007 (Annualized)	Inception** – December 31, 2007 (Cumulative Return)
The Rogé Select Opportunities Fund	-2.60%	1.98%	1.98%
S&P 500 Index	-3.33%	0.50%	0.50%
MSCI World Index	-2.42%	2.25%	2.25%

Comparison of the Change in Value of a $10,000 Investment

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2008, to ensure that the net annual fund operating expenses will not exceed 1.99% for the Fund, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 2.73%. Please review the Fund's prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-800-ROGE.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. The “World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

**Inception date is July 30, 2007

                                                                                The Fund’s Top Ten Sectors are as follows:

Sectors	Percentage of Net Assets
Diversified Financials	20.12%
Insurance	10.42%
Mining	6.86%
Commercial Services	6.49%
Investment Companies	6.00%
Oil & Gas Services	5.82%
Broadcast Services/Media	5.55%
Money Management	4.54%
Software	4.16%
Chemicals	3.80%
Other/Cash & Equivalents	26.24%
100.00%

Investors should carefully consider the investment objectives, risks, charges and expenses of the Rogé Select Opportunities Fund. This and other important information about the Rogé Select Opportunities Fund is contained in the prospectus, which can be obtained by calling toll free: 1-888-800-ROGE. The prospectus should be read carefully before investing. The Rogé Select Opportunities Fund is distributed by Aquarius Fund Distributors, LLC. Member FINRA/SIPC

Rogé Partners Funds

Rogé Partners Fund
SCHEDULE OF INVESTMENTS
December 31, 2007 (Unaudited)

Shares	Security		Value

	EQUITY MUTUAL FUNDS (RIC's) - 62.98%
	Blend - 7.33%
23,363	Fairholme Fund		$ 744,346
37,012	Matthew 25 Fund		514,101
			1,258,447
	Growth - 13.66%
24,750	Baron Partners Fund		588,057
538	Baron Small Cap Fund		12,825
14,900	Boulder Total Return Fund		326,161
56,030	Legg Mason Opportunity Trust		985,575
2,105	Satuit Capital Micro Cap Fund		55,785
35,139	Tilson Focus Fund		376,333
			2,344,736
	International - 10.74%
26,205	Artisan International Value Fund, Investor Shares		671,641
3,428	Dodge & Cox International Stock Fund		157,685
30,514	Third Avenue International Value Fund		572,441
14,493	Tweedy Browne Global Value Fund		433,491
426	Wasatch International Growth Fund		8,504
			1,843,762
	Sector - Energy - 1.86%
5,223	T Rowe Price New Era Fund		319,425

	Sector - Finance - Investment - 0.88%
2,800	Templeton Dragon Fund, Inc.		86,520
18,800	Vietnam Opportunity Fund, Ltd. +		65,048
			151,568
	Sector - Real Estate - 0.06%
346	Third Avenue Real Estate Value Fund		9,616

	Value - 28.45%
100	Aegis Value Fund		1,230
11,671	Brown Advisory Small Cap Value Fund		148,104
7,237	First Manhattan Strategic Value Fund (a)		154,440
21,506	John Hancock Funds II - Classic Value Fund		207,964
19,106	Longleaf Partners Fund		633,562
8,781	New River Small Cap Fund		137,240
47,874	Oakmark Global Select Fund		488,319

The accompanying notes are an integral part of these financial statements

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2007 (Unaudited)

Shares	Security		Value

	Value - 28.45% (Continued)
244	Oakmark Select Fund		$ 6,206
7,644	Pinnacle Value Fund		119,021
23,496	Presidio Fund +		330,819
21,594	Royce Select Fund		393,016
58,510	The Weitz Funds - Partners III Opportunity Fund		550,579
789	Third Avenue Small Cap Value Fund		18,477
8,191	Third Avenue Value Fund		497,591
23,655	T Rowe Price Africa & Middle East Fund		304,914
61,180	Wintergreen Fund		892,623
			4,884,105

	TOTAL EQUITY MUTUAL FUNDS
	(Cost $10,215,272)		10,811,659

	COMMON STOCKS - 32.21%
	Basic Materials - 0.95%
	Mining - 0.95%
1,500	Anglo American PLC, ADR		45,555
8,000	Anglo Minerals, Ltd.+		44,240
10,000	Dundee Precious Metals, Inc. +		73,155
			162,950
	Communications - 3.69%
	Broadcast Services/Media - 3.13%
11,005	DG FastChannel, Inc. +		282,168
1,100	Liberty Media Corp., Capital +		128,139
400	Liberty Media Corp., Capital, Class A +		47,540
400	Mobile Telesystems OJSC		40,716
18,500	Point.360 +		38,850
			537,413
	Publishing-Periodicals - 0.56%
2,400	Value Line, Inc.		96,624

	Consumer Cyclical - 0.29%
	Entertainment - 0.29%
150,000	Bingo.com, Ltd. +		49,500

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2007 (Unaudited)

Shares	Security		Value

	Consumer Non-Cyclical - 0.63%
	Commercial Services - 0.63%
68,500	Zhejiang Expressway Co., Ltd.		$ 108,230

	Energy - 0.06%
	Oil & Gas Services - 0.06%
3,000	Aeroquest International, Ltd. +		10,300

	Financials - 22.07%
	Diversified Financials - 3.62%
8,800	Hong Kong Exchanges and Clearing, Ltd.		245,520
9,500	International Assets Holding Corp. +		256,405
2,979	Resource America, Inc., Class A		43,702
8,000	Singapore Exchange, Ltd.		75,200
			620,827
	Insurance - 1.58%
2,217	Enstar Group, Ltd. +		271,405

	Investment Companies - 12.93%
140	Berkshire Hathaway, Inc., Class B +		663,040
250	Capital Southwest Corp.		29,600
300	Corporacion Financiera Alba, SA **		20,150
1,500	Corporacion Financiera Alba, SA **		101,518
104,000	Hotung Investment Holdings, Ltd.		17,160
1,500	Investor AB, Class A **		33,750
14,500	Investor AB, Class A **		320,255
7,329	Jardine Matheson Holdings, Ltd.		196,564
14,000	Leucadia National Corp.		659,400
600	Nationale A Portefeuille		43,186
4,644	Remgro, Ltd. **		134,930
			2,219,553
	Money Management - 3.14%
170,400	Coronation Fund Managers, Ltd.		203,203
4,600	Legg Mason, Inc.		336,490
			539,693
	REITs - 0.80%
25,929	Winthrop Realty Trust		137,164

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2007 (Unaudited)

Shares	Security		Value

	Food & Beverages - 0.53%
	Beverages - 0.53%
6,000	Big Rock Brewery Income Trust		$ 91,401

	Industrials - 2.28%
	Machinery - 0.58%
695,000	GRP, Ltd.		98,979

	Transportation - 1.70%
3,800	Siem Industries, Inc. +		292,600

	Retail - 1.08%
	Automotive - 1.08%
75,000	Tiger Automotive, Ltd. +		185,460

	Technology - 0.44%
	Electronics - 0.10%
2,225	Tech/Ops Sevcon, Inc.		16,688

	Software - 0.34%
281,500		6356095 Canada Inc. (formerly Excapsa Software, Inc.) ++ (a)	39,748
68,802	Infowave Holdings, Ltd.		7,550
1,000	Software Service, Inc.		11,198
			58,496
	Utilities - 0.19%
	Water - 0.19%
1,000	Artesian Resources Corp.		18,902
700	Middlesex Water Co.		13,266
			32,168
	TOTAL COMMON STOCKS
	(Cost $4,149,531)		5,529,451

	LIMITED PARTNERSHIP - 3.31%
450,000	Armor Capital Partners LP + ++ (a)
	(Cost $450,000)		567,623

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2007 (Unaudited)

Shares	Security		Value

	SHORT-TERM INVESTMENTS - 0.62%
106,370	Money Market Mutual Funds - 0.62%
	Goldman Sachs Financial Square Funds, Prime
	Obligations Portfolio (Cost $106,370)		$ 106,370

	TOTAL INVESTMENTS
	(Cost $14,921,173*)	99.12%	$ 17,015,103

	Assets in excess of other liabilities	0.88%	150,534

	TOTAL NET ASSETS	100.00%	$ 17,165,637

+ Non-income producing securities.
++ Restricted securities. The aggregate value of such securities is 3.54% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.
(a) Securities for which market quotations are not readily available. The aggregate value of such securities is 4.44% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.
* Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
Unrealized appreciation	$2,561,462
Unrealized depreciation	(467,532)
Net unrealized appreciation	$2,093,930
** This security is considered a Passive Foreign Investment Company for Federal tax purposes.

RIC - Registered Investment Company
ADR - American Depositary Receipts
The accompanying notes are an integral part of these financial statements.

Rogé Select Opportunities Fund
SCHEDULE OF INVESTMENTS
December 31, 2007 (Unaudited)

Shares	Security		Value

	COMMON STOCKS - 99.28%
	Basic Materials - 11.03%
	Chemicals - 3.80%
1,000	KMG Chemicals, Inc.		$ 14,460
8,200	Methanex Corp.		226,320
2,500	Omnia Holdings, Ltd.		26,317
100	Rosier		36,551
170,000	Thai Central Chemical PCL		43,402
			347,050
	Iron/Steel - 0.37%
3,000	Tokyo Steel Manufacturing Co., Ltd.		33,460

	Mining - 6.86%
3,800	Anglo American PLC, ADR		115,406
7,000	Anglo Minerals, Ltd.+		38,710
18,100	Antofagasta PLC		253,400
10,000	Dundee Precious Metals, Inc. +		72,150
3,000	Kazakhmys PLC		78,750
164	MMC Norilsk Nickel		44,444
275,000	Univenture PCL		23,185
			626,045
	Communications - 4.86%
	Broadcast Services/Media - 4.64%
61,900	African Media Entertainment +		324,769
400	Liberty Media Corp., Capital +		47,540
500	Mobile Telesystems OJSC		50,895
			423,204
	Publishing-Periodicals - 0.22%
500	Value Line, Inc.		20,130

	Consumer Cyclical - 6.01%
	Apparel - 2.18%
3,600	VAN DE Velde		198,693

	Auto Parts & Equipment - 0.38%
2,000	NGK Spark Plug Co., Ltd.		35,018

The accompanying notes are an integral part of these financial statements.

Rogé Select Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2007 (Unaudited)

Shares	Security		Value

	Distribution/ Wholesale - 0.44%
400,000	China Hong Kong Photo Products		$ 40,013

	Entertainment - 0.22%
59,935	Bingo.com, Ltd. +		19,779

	Leisure Time - 1.78%
3,500	Sankyo Co., Ltd.		162,601

	Lodging - 0.45%
800	Archon Corp. +		41,400

	Retail - 0.56%
300	Bijou Brigitte AG		50,879

	Consumer Non-Cyclical - 17.81%
	Agriculture - 4.39%
6,900	Asian Citrus Holdings, Ltd.		44,791
14,600	Astral Foods, Ltd.		320,189
40,500	Chaoda Modern Agriculture		35,438
			400,418
	Beverages - 1.33%
6,800	Asia Pacific Breweries, Ltd.		64,600
300	Laurent - Perrier		56,919
			121,519
	Commercial Services - 6.49%
200,000	Anhui Expressway, Co.		185,140
2,800	Conrad Industries, Inc. +		42,000
3,700	Park24 Co., Ltd.		28,848
130,000	Saferoads Holdings, Ltd.		336,731
			592,719
	Cosmetics Personal Care - 0.42%
4,000	CCA Industries, Inc.		38,680

	Food - 0.87%
4,000	Select Harvests, Ltd.		26,306
32,000	China Milk Products Group, Ltd.		24,454

The accompanying notes are an integral part of these financial statements.

Rogé Select Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2007 (Unaudited)

Shares	Security		Value

	Food - 0.87% (Continued)
210,000	First Natural Foods Holdings, Ltd.		$ 28,548
			79,308
	Healthcare Services - 1.57%
500	Aetna, Inc.		28,865
7,000	Haw Par Corp., Ltd. **		34,576
7,700	United- Guardian, Inc.		80,157
			143,598
	Pharmaceuticals - 2.74%
4,000	GlaxoSmithKline PLC		201,560
3,500	Noven Pharmaceuticals, Inc. +		48,580
			250,140
	Energy - 5.82%
	Oil & Gas Services - 5.82%
6,200	Aeroquest International, Ltd. +		21,287
5,500	Atlas America, Inc.		325,490
3,000	Enerflex Systems income Fund		26,229
500	Gazprom OAO		28,350
2,000	Helmerich & Payne, Inc.		80,140
10,800	Vaalco Energy, Inc. +		50,220
			531,716
	Financials - 40.01%
	Diversified Financials - 6.88%
11,500	Hong Kong Exchanges and Clearing, Ltd. +		320,850
8,116	International Assets Holding Corp. +		219,051
3,446	Resource America, Inc., Class A		50,553
4,000	Singapore Exchange, Ltd. +		37,600
			628,054
	Insurance - 5.23%
3,200	Enstar Group, Inc. +		391,744
2,100	Power Corp. Of Canada **		85,394
			477,138
	Investment Companies - 21.48%
700	Nationale A Portefeuille		50,384
5,000	Remgro, Ltd. **		145,274
11,400	Jardine Matheson Holdings, Ltd.		305,748
9,300	Leucadia National Corp.		438,030
100	Berkshire Hathaway, Inc., Class B +		473,600
4,100	Corporacion Financiera Alba, SA **		275,383

The accompanying notes are an integral part of these financial statements.

Rogé Select Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2007 (Unaudited)

Shares	Security		Value

	Investment Companies - 21.48% (Continued)
206,000	Hotung Investment Holdings, Ltd. **		$ 33,990
10,600	Investor AB, Class A **		238,500
			1,960,909
	Money Management - 4.54%
225,000	Coronation Fund Managers, Ltd.		268,314
2,000	Legg Mason, Inc.		146,300
			414,614
	Real Estate - 0.93%
4,500	Daibiru Corp.		48,418
160,000	Emperor Entertainment Hotel, Ltd.		36,730
			85,148
	REITs - 0.95%
16,471	Winthrop Realty Trust		87,132

	Industrials - 7.61%
	Electronics - 1.30%
8,400	Tech/Ops Sevcon, Inc.		63,000
1,500	Tyco Electronics, Ltd.		55,695
			118,695
	Engineering & Construction - 0.26%
800	KHD Humboldt Wedag International, Ltd. +		23,984

	Environmental Control - 0.36%
55,000	Questor technology, Inc. +		32,879

	Hand Machine Tools - 0.44%
2,000	THK Co., Ltd.		40,550

	Machinery - 2.26%
1,000	Hurco Cos, Inc. +		43,650
1,145,000	GRP, Ltd.		163,066
			206,716
	Transportation - 2.99%
3,041	Siem Industries, Inc. +		234,157
700	Tidewater, Inc.		38,402
			272,559

The accompanying notes are an integral part of these financial statements.

Rogé Select Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2007 (Unaudited)

Shares	Security		Value

	Technology - 5.57%
	Electronics - 0.50%
6,800	CSP, Inc. +		$ 45,356

	Hardware - 0.91%
42,000	Electronic System Technology, Inc.		34,020
16,000	Relm Wireless Corp.		49,440
			83,460
	Software - 4.16%
2,719,199	Infowave Holdings, Ltd.		298,404
7,300	Software Service, Inc.		81,746
			380,150
	Utilities - 0.56%
	Water - 0.56%
2,000	Artesian Resources Corp.		37,801
700	Middlesex Water Co.		13,265
			51,066
	TOTAL COMMON STOCKS
	(Cost $8,436,406)		9,064,780

	SHORT-TERM INVESTMENTS - 1.23%
	Money Market Mutual Funds - 1.23%
112,278	Goldman Sachs Financial Square Funds, Prime
	Obligations Portfolio (Cost $112,278)		112,278

	TOTAL INVESTMENTS
	(Cost $8,548,684*)	100.51%	$ 9,177,058

	Liabilities in excess of other assets	-0.51%	(48,519)

	TOTAL NET ASSETS	100.00%	$ 9,128,539

+ Non-income producing securities.
* Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
Unrealized appreciation	$908,966
Unrealized depreciation	(280,592)
Net unrealized appreciation	$628,374
** This security is considered a Passive Foreign Investment Company for Federal tax purposes.

ADR - American Depositary Receipts
The accompanying notes are an integral part of these financial statements.

Rogé Partners Funds
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007 (Unaudited)

	Partners	Select Opportunities
Assets:	Fund	Fund
Investments in securities, at value
(Cost $14,921,173 and $8,548,684)	$ 17,015,103	$ 9,177,058
Foreign currency, at value (Cost $637)	-	633
Dividends and interest receivable	175,700	13,548
Receivable for Fund shares sold	656	-
Receivable for securities sold	-	44,297
Prepaid expenses and other assets	19,196	-
Total Assets	17,210,655	9,235,536

Liabilities:
Shareholder servicing fees payable	11,246	5,922
Transfer agent fees payable	10,935	4,754
Investment advisory fees payable	9,689	2,226
Administration fees payable	6,428	5,888
Dividends payable	212	-
Payable for investments purchased	-	74,129
Fund accounting fees payable	-	6,647
Accrued expenses and other liabilities	6,508	7,431
Total Liabilities	45,018	106,997

Net Assets	$ 17,165,637	$ 9,128,539

Net Assets Consist Of:
Paid in capital	$ 15,068,166	$ 9,019,351
Undistributed net investment income (loss)	(3,137)	(54,176)
Accumulated net realized gain (loss) from security transactions
and foreign currency transactions	5,703	(465,005)
Net unrealized appreciation (depreciation) of investments	2,094,905	628,369

Net Assets	$ 17,165,637	$ 9,128,539

Shares outstanding (unlimited number of shares authorized
without par value)	1,260,056	902,411

Net asset value, offering price and redemption price per share	$ 13.62	$ 10.12
The accompanying notes are an integral part of these financial statements.

Rogé Partners Funds
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2007 (Unaudited)

	Partners	Select Opportunities
Investment Income:	Fund	Fund (a)
Dividends (net of foreign withholding taxes $47 and $172)	$ 223,338	$ 81,115
Interest	2,966	8,227
Total investment income	226,304	89,342

Expenses:
Advisory fees	87,704	37,254
Administration fees	23,732	12,122
Shareholder servicing fees	21,926	9,314
Transfer agent fees	21,160	8,218
Fund accounting fees	12,404	11,022
Insurance expense	10,023	4,581
Legal fees	9,746	3,664
Audit fees	9,028	4,581
Printing expense	4,784	1,466
Custody fees	1,389	2,748
Registration fees	-	4,581
Trustees' fees	-	916
Other expenses	878	1,155
Total expenses	202,774	101,622

Less:
Advisory fees waived	(29,234)	(27,509)
Net expenses	173,540	74,113

Net Investment Income (Loss)	52,764	15,229

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) from security transactions	(173,500)	(506,779)
Net realized gain (loss) from foreign currency transactions	(286)	41,774
Distributions of realized gains from other investment companies	504,623	-
Net change in unrealized appreciation (depreciation) of investments	(1,144,903)	628,369
Net realized and unrealized gain (loss) on investments	(814,066)	163,364

Net increase (decrease) in net assets resulting from operations	$ (761,302)	$ 178,593

(a) Rogé Select Opportunities Fund commenced operations July 30, 2007.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS
Rogé Partners Fund
	For the
	Six Months Ended	For the
	December 31, 2007	Year Ended
	(Unaudited)	June 30, 2007

From Operations:
Net investment income (loss)	$ 52,764	$ (7,236)
Net realized gain (loss) from security transactions	(173,500)	850,444
Net realized gain (loss) from
foreign currency transactions	(286)	-
Distributions of gains from other investment companies	504,623	254,075
Net change in unrealized appreciation
(depreciation) of investments	(1,144,903)	1,813,695
Net increase (decrease) in net assets
resulting from operations	(761,302)	2,910,978

Distributions:
From net investment income	(55,901)	(155,709)
From net realized gains	(1,076,824)	(271,831)
Net decrease in net assets from distributions	(1,132,725)	(427,540)

From Capital Share Transactions:
Subscriptions of fund shares	1,146,131	4,411,394
Reinvestment of dividends	1,132,513	427,540
Redemption fee proceeds	302	307
Redemptions of fund shares	(698,938)	(1,485,647)
Net increase in net assets from
capital share transactions	1,580,008	3,353,594

Net increase (decrease) in net assets	(314,019)	5,837,032

Net Assets:
Beginning of Period	17,479,656	11,642,624
End of Period*	$ 17,165,637	$ 17,479,656
* Includes undistributed net investment income (loss) of:	$ (3,137)	$ -

Capital Share Transactions:
Shares sold	76,900	318,297
Shares reinvested	83,151	30,066
Shares redeemed	(47,147)	(101,995)
	112,904	246,368

The accompanying notes are an integral part of these financial statements.

Rogé Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS
Rogé Select Opportunities Fund
For the
Period Ended
December 31, 2007
(Unaudited) (a)

From Operations:
Net investment income (loss)	$ 15,229
Net realized gain (loss) from security transactions	(506,779)
Net realized gain (loss) from
foreign currency transactions	41,774
Net change in unrealized appreciation
(depreciation) of investments	628,369
Net increase (decrease) in net assets
resulting from operations	178,593

Distributions:
From net investment income	(69,405)
Net decrease in net assets from distributions	(69,405)

From Capital Share Transactions:
Subscriptions of fund shares	8,994,285
Reinvestment of dividends	69,405
Redemptions of fund shares	(44,339)
Net increase (decrease) in net assets from
capital share transactions	9,019,351

Net increase (decrease) in net assets	9,128,539

Net Assets:
Beginning of Period	-
End of Period*	$ 9,128,539
* Includes undistributed net investment income (loss) of:	$ (54,176)

Capital Share Transactions:
Shares sold	900,435
Shares reinvested	6,858
Shares redeemed	(4,882)
902,411

(a) Rogé Select Opportunities Fund commenced operations July 30, 2007.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Funds
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Rogé Partners Fund
	For the Six
	Months Ended		For the		For the		For the
	December 31,		Year Ended		Year Ended		Period Ended
	2007		June 30,		June 30,		June 30,
	(Unaudited)		2007		2006		2005 (1)
Net Asset Value, Beginning of Period	$ 15.24		$ 12.92		$ 11.13		$ 10.00
Income From Investment Operations:
Net investment Income (2)	0.05		(0.01)		(0.08)		(0.07)
Net realized and unrealized gain (2)	(0.71)		2.74		1.93		1.22
Total from investment operations	(0.66)		2.73		1.85		1.15

Paid-In Capital from Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

Less Distributions From:
Net investment income	(0.05)		(0.15)		(0.00)	(3)	(0.02)
Net realized gains	(0.92)		(0.26)		(0.06)		-
Total distributions	(0.96)		(0.41)		(0.06)		(0.02)

Net Asset Value, End of Period	$ 13.62		$ 15.24		$ 12.92		$ 11.13

Total Return (4)	-4.31%		21.32%		16.64%		11.50%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 17,166		$ 17,480		$ 11,643		$ 5,773
Ratio of expenses to average net
assets, before waiver/reimbursement (6)	2.33%	(5)	2.13%		3.05%		7.88%	(5)
Ratio of expenses to average net
assets, after waiver/reimbursement (6)	1.99%	(5)	1.99%		1.99%		1.99%	(5)
Ratio of net investment income (loss) to
average net assets, before waiver/
reimbursement (7)	0.27%	(5)	(0.19)%		(1.68)%		(6.76)%	(5)
Ratio of net investment income (loss)
to average net assets, after waiver/
reimbursement (7)	0.61%	(5)	(0.05)%		(0.62)%		(0.87)%	(5)
Portfolio Turnover Rate	10%		33%		13%		8%
(1)	For the period from October 1, 2004 (commencement of operations) to June 30, 2005.
(2)	Per share amounts calculated using the average shares method.
(3)	Per share amount represents less than $0.01 per share.
(4)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Funds
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

Rogé Select Opportunities Fund
	For the
	Period Ended
	December 31,
	2007 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.00
Income From Investment Operations:
Net investment Income (2)	0.02
Net realized and unrealized gain (2)	0.18
Total from investment operations	0.20

Paid-In Capital from Redemption Fees	0.00	(3)

Less Distributions From:
Net investment income	(0.08)
Net realized gains	-
Total distributions	(0.08)

Net Asset Value, End of Period	$ 10.12

Total Return (4)	1.98%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 9,129
Ratio of expenses to average net
assets, before waiver/reimbursement	2.73%	(5)
Ratio of expenses to average net
assets, after waiver/reimbursement	1.99%	(5)
Ratio of net investment income (loss) to
average net assets, before waiver/reimbursement	(0.33)%	(5)
Ratio of net investment income (loss)
to average net assets, after waiver/reimbursement	0.41%	(5)
Portfolio Turnover Rate	32%
(1) For the period from July 30, 2007 (commencement of operations) to December 31, 2007.
(2) Per share amounts calculated using the average shares method.
(3) Per share amount represents less than $0.01 per share.
(4)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 (Unaudited)

Note 1.  Organization

Rogé Partners Funds (the “Trust”) a Delaware business trust formed on April 15, 2004 is comprised of the Rogé Partners Fund and the Rogé Select Opportunities Fund (the “Funds”). The Funds are registered as open-end, non-diversified, management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”).  The Funds commenced operations on October 1, 2004 and July 30, 2007, respectively.   The Funds’ business and affairs are managed by its officers under the direction of its Board of Trustees (the “Board”).  The Rogé Partners Fund’s investment objective is to seek total return and pursues its investment objective by investing primarily in other investment companies and U.S. and foreign equity securities with a growth and value approach.   The Rogé Select Opportunities Fund’s investment objective is to seek total return and pursues its investment objective by investing in U.S. and foreign equity securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Rogé Partners Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. If no mean price is available, the last bid price is used.   NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing systems selected by R.W. Rogé & Co., Inc. (the “Advisor”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Advisor deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange-traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value (face value).

The Funds normally calculates net asset value (“NAV”) per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) (generally 4:00PM Eastern Time) once on each day on which the NYSE is open for trading. Trading in securities on Far Eastern and certain other securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE. In addition, Far Eastern and other securities trading generally, or in a particular country or countries, may take place on days that the NYSE is closed, and on which a Fund’s net asset value is not calculated. As a result of the aforementioned, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.   Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith in accordance with the guidelines established by the Board.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, a Board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any)

Rogé Partners Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December, 2007 (Unaudited)

of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine fair value for a security.  As of December 31, 2007, the Rogé Partners Fund held three securities for which market quotations were not readily available.   The market value of these securities represented 4.44% of its net assets.

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

B.

Security Transactions and Related Investment Income – Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.   The amounts of dividends and distributions from net investment income and net realized gains, respectively, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.   These “book-tax” differences are either permanent or temporary in nature.   To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.   To the extent dividends and distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in surplus or tax return of capital.

C.

Federal Income Taxes - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.   FASB Interpretation No. 48 – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.     The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.  The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Rogé Partners Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2007 (Unaudited)

F.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.   These reclassifications have no effect on net assets and net asset value per share.    For the year ended June 30, 2007, the Fund increased paid in capital by $15,070, decreased undistributed net investment loss by $223,419, and decreased accumulated net realized gain from security transactions by $ 238,489.

Note 3.  Investment Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement (the “Agreement”) with the Advisor. Pursuant to the Agreement, the Advisor manages the Funds’ investments and business affairs, subject to the supervision of the Board. For its services, the Advisor receives a fee equal to 1.00% of the average net assets of each Fund.

The Advisor has agreed contractually to waive its advisory fee and to reimburse expenses, other than extraordinary or non-recurring expenses, at least until October 31, 2008, such that the total annual fund operating expenses do not exceed 1.99% of average daily net assets, subject to possible recoupment from the Funds in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and may increase performance.   For the Rogé Partners Fund and the Rogé Select Opportunities Fund for the period ended December 31, 2007, the Advisor waived fees amounting to $29,234 and 27,509, respectively.  The Rogé Partners Fund’s total expenses subject to recoupment are $272,816.   As of June 30, 2007, the Advisor can recoup waived and reimbursed expenses of $161,395 until June 30, 2008, $90,627 until June 30, 2009, and $20,794 until June 30, 2010.

The Trust has entered into various service agreements (“Agreements”) with Gemini Fund Services, LLC (“GFS”). Pursuant to the Agreements, GFS serves as Administrator, Transfer and Dividend Disbursing Agent, Fund Accounting Agent, and Custody Administrator to the Fund. For these services, the Funds pay GFS an annual fee, paid monthly, based on a percentage of each Fund’s average daily net assets. In addition, certain agreements are subject to certain minimum requirements.

Aquarius Fund Distributors, LLC (“AFD”) is the Distributor of the Trust.   The Trust has adopted a Shareholder Servicing Plan (the “Plan”) pursuant to which, the Distributor will reimburse entities providing shareholder services to the Funds in connection with maintenance of shareholder accounts. The Funds will pay the Distributor a fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets.  For the period ended December 31, 2007, the Rogé Partners Fund and the Rogé Select Opportunities Fund paid shareholder servicing fees of $21,926 and $9,314, respectively.

The Funds will impose a 2% redemption fee for any redemptions of fund shares occurring within the first 90 days of purchase.  Fees in the amount of $302 were collected during the six months ended December 31, 2007 for the Rogé Partners Fund.    No fees were collected during the period ended December 31, 2007 for the Rogé Select Opportunities Fund.

Note 4.  Investment Transactions

During the six months ended December 31, 2007, the cost of purchases and proceeds from sales of investment securities, excluding short-term securities for the Rogé Partners Fund, aggregated $2,438,998 and $1,699,085, respectively.  During the period ended December 31, 2007, the cost of purchases and proceeds from sales of investment securities, excluding short-term securities for the Rogé Select Opportunities Fund, aggregated $11,760,772 and $2,860,059, respectively.

Rogé Partners Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2007 (Unaudited)

Note 5.  Distributions to Shareholders

On December 31, 2007, distributions were declared for shareholders of record on December 28, 2007.   The distributions were paid on December 31, 2007.   The tax character of those distributions was as follows:

	Rogé Partners Fund	Rogé Select Opportunities Fund
Distributions Paid from Ordinary Income:	$361,883	$69,405
Distributions Paid from Long-Term Capital Gains:	$770,841

On December 28, 2006, distributions were declared for shareholders of record on December 28, 2006.   The distributions were paid on December 29, 2006.   The tax character of those distributions was as follows:

Distributions Paid from Ordinary Income:	$195,296
Distributions Paid from Long-Term Capital Gains:	$232,244

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of investments:	$ 14,555,078

Gross unrealized appreciation	$3,047,597
Gross unrealized depreciation	(79,257)
Net unrealized appreciation	2,968,340

Accumulated net realized gain on security transactions	719,949
Undistributed ordinary income	303,209
$ 3,991,498

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in Passive Foreign Investment Companies.

Note 6.  Investment in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2007, the Rogé Partners Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Armor Capital Partners LP	12/30/2005	450,000	$450,000	$567,623	3.31%
6356095 Canada Inc. (formerly Excapsa Software, Inc.)	10/18/2006	281,500	$45,466	$39,748	0.23%

Rogé Partners Funds

Rogé Partners Funds
SUPPLEMENTAL INFORMATION
December 31, 2007 (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses.   The following examples are intended to help the shareholder understand the ongoing cost  (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds.    Please note, the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or any redemption fees.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the period from July 1, 2007 through December 31, 2007.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Rogé Partners Fund	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period** (7/1/07-12/31/07)
Actual	$1,000.00	$956.90	$9.82
Hypothetical (5% return before expenses)	1,000.00	1,015.17	10.11

                     ** Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in the reporting period).

Rogé Select Opportunities Fund	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period** (7/1/07-12/31/07)
Hypothetical (5% return before expenses)***	1,000.00	1,015.17	10.11

                     ** Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in the reporting period).

                  ***The hypothetical example assumes that the fund was in operation for the full six months ended 12/31/07.

Rogé Select Opportunities Fund	Beginning Account Value (7/30/07)	Ending Account Value (12/31/07)	Expenses Paid During Period** (7/30/07-12/31/07)
Actual	$1,000.00	$1,019.80	$8.48

                ** Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the days in the reporting period).

Rogé Partners Funds

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the period ended June 30, 2007 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-800-ROGE or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st AND 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q.   Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).   The information on Form N-Q is available without charge, upon request, by calling 1-888-800-ROGE.

Rogé Partners Fund

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 9.   Submission of Matters to a Vote of Security Holder.   None.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Rogé Partners Funds

By (Signature and Title)

*

 Steven M. Rogé

/s/ Steven M. Rogé, President

Date

3/4/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

Steven M. Rogé

/s/ Steven M. Rogé, President

Date

3/4/08

By (Signature and Title)

*

Susan J. Rogé

/s/ Susan J. Rogé, Treasurer

Date

3/4/08

* Print the name and title of each signing officer under his or her signature.